PIMCO Funds

Supplement dated June 16, 2023 to the Asset Allocation Funds Prospectus dated August 1, 2022,

as supplemented (the “Prospectus”)

Disclosure Related to the PIMCO All Asset All Authority Fund

Effective immediately, the following is added to the “Management of the Funds” section of the Prospectus:

Legal Proceedings

Pacific Investment Management Company LLC (“PIMCO”), the investment adviser for the PIMCO All Asset All Authority Fund (the “Fund”), has entered into a settlement agreement with the U.S. Securities and Exchange Commission (“SEC”) that relates to the Fund. The settlement concerns certain previously disclosed and remediated fee waiver calculation issues for the period April 2011 to November 2017. The settlement resolves the SEC’s investigation of this matter.

Investors Should Retain This Supplement for Future Reference

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